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                                                                   Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-86999, No. 333-90591, No. 333-31988 and No.
333-63194) of iVillage Inc. of our report dated January 31, 2002, except for
Note 12 as to which the date is February 22, 2002, relating to the consolidated financial statements and financial statement schedule of iVillage Inc., which appears in this Annual Report on Form 10-K.



                                             /s/ PricewaterhouseCoopers LLP

New York, New York
March 27, 2002